                                                                   Exhibit 10.63
                                                                   -------------

                                SWING LINE NOTE

                                                              New York, New York
                                                                 January 8, 1997

$5,000,000


     FOR VALUE RECEIVED, Coinmach Corporation, a Delaware corporation ("Borrower"), promises to pay to BANKERS TRUST COMPANY or its registered assigns ("Payee"), on or before December 23, 2002, the lesser of (x) FIVE MILLION DOLLARS ($5,000,000) or (y) the unpaid principal amount of all advances made by Payee to the Company as Swing Line Loans under the Credit Agreement referred to below.

     The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement dated as of January 8, 1997 (said agreement, as it may hereafter be amended, modified or supplemented, the "Credit Agreement"; capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Credit Agreement) among Borrower, Coinmach Laundry Corporation, the Lenders named therein, First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent.

     This Note is the Company's Swing Line Note and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loan evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Bankers Trust Company, as Administrative Agent, at its office located at One Bankers Trust Plaza, New York, New York, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note and the recordation thereof in the Register, the Company and the Administrative Agent shall be entitled to deem Payee or such person in whose name this Note is registered in the Register as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided that the
                                                        --------
failure to make (or any error in the making of) a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

     This Note is subject to mandatory prepayment as provided in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued by unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     The registration of assignment or other transfer of all or part of this Note shall be recorded by the Administrative Agent on the Register only upon the acceptance by such Agent of a properly executed and delivered Registered Transfer Supplement. Coincident with the delivery of such Registered Transfer Supplement to the Administrative Agent for acceptance and registration of assignment or sale of all or part of the Swing Line Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender this Note, and thereupon one or more new Swing Line Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender.

     The Company promises to pay all costs and expenses including attorneys' fees, all as provided in subsection 3.01 of the Credit Agreement, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                              COINMACH CORPORATION


                                  /s/ ROBERT M. DOYLE
                              By:__________________________________
                               Name: Robert M. Doyle
                               Title: Senior Vice President

                        TRANSACTIONS ON SWING LINE NOTE



                          Amount of  Outstanding
               Type of    Amount of  Principal    Principal
               Loan Made  Loan Made  Paid         Balance    Notation
Date           This Date  This Date  This Date    This Date  Made By
-------------  ---------  ---------  -----------  ---------  -------